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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 4, 2005

                          GS MORTGAGE SECURITIES CORP.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                    333-120274                  13-3387389
          --------                    ----------                  ----------
(STATE OR OTHER JURISDICTION         (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)


85 Broad Street, New York, New York                   10004
-----------------------------------                   -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)             (ZIP CODE)


Registrant's telephone number, including area code:  (212) 902-1000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

              Consent of Thacher Proffitt & Wood LLP.

Item 9.01(c). FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  FINANCIAL STATEMENTS.

              Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

         (c)  EXHIBITS

                     ITEM 601(A) OF
                     REGULATION S-K
EXHIBIT NO.           EXHIBIT NO.                     DESCRIPTION
-----------           -----------                     -----------
1                          23               Consent of Thacher Proffitt & Wood
                                            LLP, legal counsel for GS Mortgage
                                            Securities Corp. with respect to the
                                            GS Mortgage Securities Corp.,
                                            Mortgage Pass-Through Certificates,
                                            Series 2005-S1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           GS MORTGAGE SECURITIES CORP.



                                           By:  /s/ Michelle Gill
                                                ------------------------------
                                           Name:    Michelle Gill
                                           Title:   Vice President

Dated: April 4, 2005

                                  EXHIBIT INDEX

Item 601(a) of     Sequentially Exhibit      Regulation S-K            Numbered
    Number              Exhibit No.            Description               Page
--------------     --------------------      --------------            --------
      1                     23                 Law Firms'                  6
                                                Consent



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                                    EXHIBIT 1